UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported): May 6, 2004

Commission file number: 000-16299
________________

ANTS SOFTWARE INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation or Organization)	13-3054685 (IRS Employer Identification Number)
801 Mahler Rd, Suite G, Burlingame, CA (Address of principal executive offices)	94010 (Zip Code)

(650) 692-0240
 (Registrant's Telephone Number, including area code)

ITEM 5. Other Events -- Press Release

For additional information: David Finkelstein Corman Communications (917) 523-1161 david@cormancom.com	Company contact: Ken Ruotolo ANTs software inc (650) 692 0219 x24 ken.ruotolo@antssoftware.com

ANTs To Announce Key Developments at Annual Meeting

BURLINGAME, CA, May 6, 2004 -- ANTs software, inc. (OTCBB:ANTS), a developer of high-performance SQL database management systems, today will hold its annual meeting of shareholders during which the following information will be announced:

  The ANTs Data Server has been ported to 11 platforms. New ports to the Linux operating system include: Red Hat's Fedora, Novell's SuSe and Linux from the Open Source Development Lab. New ports to Microsoft's Windows operating system include, Windows 2003 and XP. And the company has also completed a new port to Sun Microsystems' Solaris 10 operating system.

  The company has begun porting the ANTs Data Server (ADS) to 64-bit Linux

  Internal performance testing demonstrates that ADS running on the Linux platform provides the same high performance advantage as ADS running on the Windows and Solaris platforms.

  The company will be exhibiting for its second year at the Securities Industry Association, Technology Management Conference to be held June 8-10, 2004 at the New York City Hilton.

  Independent analyst David Rogers, of Standard Investment Chartered, Inc. (Member NASD SIPC) has initiated coverage of ANTs. Standard Investment Chartered, Inc. is a privately-held, full-service, securities and investment banking firm providing brokerage, advisory, research and evaluation services to institutions, corporations, professionally managed portfolios, foundations, trusts, retirement plans and sophisticated individuals. Interested parties can obtain information at: http://www.standardinvestment.com ANTs does not adopt, confirm or deny conclusions reached by the analysts.

About ANTs software inc.

ANTs software inc. (OTCBB:ANTS), based in Silicon Valley, California, develops high-performance data management software that delivers unparalleled performance for heavy workload applications. The company's mission is to help customers reduce hardware, software, and development costs by providing exceptional database performance. For more information on ANTs software, visit http://www.antssoftware.com.

# # #

This press release is neither an offer to sell nor a solicitation of offers to purchase securities. This press release contains certain forward-looking statements as that phrase is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those projected. Such risks include but are not limited to the following: there can be no assurance that ANTs software inc. (the "Company") will produce the expected results; that it will produce a commercially viable product; that the Company will secure the necessary current and additional financing, intellectual property and staff to support current and future operations. Further risks are detailed in the Company's filings with the Securities and Exchange Commission, including the Company's most recent form 10-KSB for the year ended December 31, 2003. The Company undertakes no obligation to revise or publicly release the results of any revision to the forward-looking statements.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTs software inc.
Date: May 6, 2004	By:	/s/ Francis K. Ruotolo Francis K. Ruotolo, Chairman and Chief Executive Officer